Exhibit 99.1
Fourth Amendment to
Credit Agreement (3-Year)
     This Fourth Amendment to Credit Agreement (3-Year) (this “Amendment”) is dated as of December 21, 2005 by and among Alliance Data Systems Corporation (the “Borrower”), the Guarantor party hereto, the Banks party hereto, and Harris N.A., as Administrative Agent and Letter of Credit Issuer.
w i t n e s s e t h:
     Whereas, the Borrower, the Guarantor, the Banks, and the Administrative Agent have heretofore executed and delivered a Credit Agreement (3-Year) dated as of April 10, 2003 (as amended by the First Amendment thereto dated as of October 21, 2004, the Second Amendment thereto dated as of April 7, 2005, and Third Amendment thereto dated as of October 28, 2005, the “Credit Agreement”); and
     Whereas, the Borrower, the Guarantor, the Banks and the Administrative Agent desire to amend the Credit Agreement to (i) modify certain covenants and (ii) make certain other amendments to the Credit Agreement as set forth herein;
     Now, Therefore, for good and valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Guarantor, the Banks and the Administrative Agent hereby agree as follows:
     1. The defined term “Senior Leverage Ratio” is hereby amended in its entirety and as so amended shall read as follows:
     “Senior Leverage Ratio” means, at any time, the ratio of (x) all amounts owing by the Borrower and its Subsidiaries pursuant to the terms of (i) this Agreement or any other Credit Document, the Related Credit Agreement or the Canadian Credit Agreement to the agents and the lenders thereunder and (ii) any credit agreement, note purchase agreement, indenture or other credit facility relating to Debt permitted by Section 6.15(viii) to (y) Consolidated Operating EBITDA of the Borrower and its Subsidiaries for the twelve months then most recently ended.
     2. Section 6.11 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:
     Section 6.11. Maximum Total Capitalization Ratio. The Borrower will not permit its Total Capitalization Ratio at any time to be more than 60%.

     3. Section 6.12 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:
     Section 6.12. Senior Leverage Ratio. The Borrower shall not permit its Senior Leverage Ratio at any time to exceed 2.50 to 1.00.
     4. Section 6.15 of the Credit Agreement is hereby amended by deleting clauses (vii), (viii) and (ix) thereof and inserting in their place the following:
(vii) loans and letter of credit reimbursement obligations outstanding from time to time under this Agreement, the Related Credit Agreement and the Canadian Credit Agreement in an aggregate principal amount not to exceed $550,000,000 (including the Dollar equivalent of Canadian dollar borrowings based on the exchange rate set forth in the Canadian Credit Agreement), (viii) unsecured Debt or Debt secured by the Collateral (or any part thereof) on a pari passu basis with, or on a junior basis to, the obligations outstanding from time to time under this Agreement, the Related Credit Agreement and the Canadian Credit Agreement, outstanding from time to time in an aggregate principal amount not to exceed $600,000,000, (ix) Debt incurred by the Borrower and its Subsidiaries in the nature of a purchase price adjustment in connection with a permitted Restricted Acquisition, and (x) other unsecured Debt of the Borrower and/or its Subsidiaries not to exceed $10,000,000 in the aggregate outstanding at any time.
     5. Section 6.24(7) of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows: “(7) encumbrances and restrictions contained in Permitted Subordinated Debt and Debt permitted by Section 6.15(viii); and”.
     6. The Pricing Schedule set forth in Appendix I to the Credit Agreement is hereby amended by (i) deleting the pricing grid contained therein in its entirety and inserting in its place the following:

Status	Level I	Level II	Level III	Level IV
Senior Leverage Ratio	<1.00	≥1.00<1.50	≥1.50 <2.00	≥2.00
Euro-Dollar Margin	0.50%	0.75%	1.00%	1.25
Applicable Commitment Fee Percentage	.10%	.125%	.15%	.175%
and (ii) deleting the phrase “Level III” appearing in the definitions “Euro-Dollar Margin” and “Applicable Commitment Fee Percentage” and inserting in its place “Level IV.”

     7. Each Bank hereby consents to the Debt permitted by Section 6.15(viii) being secured by security interests in the Collateral and authorizes the Administrative Agent and Collateral Agent to execute any amendments, supplements, waivers or consents to the Pledge Agreements, Intercreditor Agreement and any other document executed in connection therewith and to take such other actions as may be requested by the Borrower and as deemed necessary by the Administrative Agent or Collateral Agent in order to secure Debt permitted by Section 6.15(viii) of the Credit Agreement by the Collateral (or any part thereof) on a pari passu basis with, or (if so requested by the Borrower) on a junior basis to, the obligations outstanding from time to time under the Credit Agreement, the Related Credit Agreement and the Canadian Credit Agreement.
     8. This Amendment shall become effective as of the opening of business on December 21, 2005 (the “Effective Time”) subject to the conditions precedent that on or before such date:
     (a) the Administrative Agent shall have received counterparts hereof executed by the Borrower, the Guarantor and the Required Banks;
     (b) the Administrative Agent shall have received certified copies of resolutions of the boards of directors of the Borrower and the Guarantor authorizing the execution and delivery of this Amendment, indicating the authorized signers of this Amendment and the specimen signatures of such signers;
     (c) the Borrower shall have paid (i) to each Bank which has executed this Amendment on or prior to December 20, 2005 an amendment fee equal to 0.10% of each such Bank’s Commitment and (ii) to the Administrative Agent such other fees as agreed between the Borrower and Administrative Agent.
     9.1. To induce the Administrative Agent and the Banks to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Banks that: (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Default or Event of Default exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by the Borrower and the Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and the absence of which would adversely affect, the legal and valid execution and delivery or performance by the Borrower of this Amendment or the performance by the Borrower of the Credit Agreement, as amended by this Amendment.
     9.2. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.
     9.3. Except as specifically provided above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Administrative Agent or any Bank under the Credit Agreement or any Note, nor constitute a waiver or modification of any provision of any of the Credit Agreement or any Note.
     9.4. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.
[Signature Pages to follow]

     In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

Alliance Data Systems Corporation, as Borrower
By	/s/ Robert P. Armink
Name Robert P. Armink
Title SVP & Treasurer

ADS Alliance Data Systems, Inc., as a Guarantor
By	/s/ Robert P. Armink
Name Robert P. Armink
Title SVP & Treasurer

S-1	[Fourth Amendment 3-Year]

Harris N.A. (successor by merger with Harris Trust and Savings Bank), individually, as Letter of Credit Issuer and as Administrative Agent

By	/s/ Mark W. Piekos
Name Mark W. Piekos
Title Managing Director

S-2	[Fourth Amendement 3-Year]

SunTrust Bank
By	/s/ Timothy M. O’leary
Name Timothy M. O’leary
Title Director

S-3	[Fourth Amendement 3-Year]

Wachovia Bank, N.A.
By	/s/ Karin E. Samuel
Name Karin E. Samuel
Title Vice President

S-4	[Fourth Amendement 3-Year]

JPMorgan Chase Bank
By	/s/ Michael J. Lister
Name Michael J. Lister
Title Senior Vice President JPMorgan Chase Bank, N.A.

S-5	[Fourth Amendement 3-Year]

Huntington National Bank
By	/s/ Steven P. Clemens
Name Steven P. Clemens
Title Vice President

S-6	[Fourth Amendement 3-Year]

Bear Stearns Corporate Lending, Inc.
By	/s/ Victor Bulzacchellt
Name Victor Bulzacchellt
Title Vice President

S-7	[Fourth Amendement 3-Year]

Credit Suisse, Cayman Islands Branch (f/k/a Credit Suisse First Boston, acting through its Cayman Islands Branch)
By	/s/ Alain Drouct
Name Alain Drouct
Title Director

By	/s/ Denise L. Alvarez
Name Denise L. Alvarez
Title Associate

S-8	[Fourth Amendement 3-Year]

US Bank National Association
By	/s/ Kevin S. MeFadden
Name Kevin S. MeFadden
Title Vice President

S-9	[Fourth Amendement 3-Year]

Union Bank of California, N.A.
By	/s/ Clifford F. Cho
Name Clifford F. Cho
Title Vice President

S-10	[Fourth Amendement 3-Year]

Fifth Third Bank (Central Ohio)
By	/s/ Christopher D. Jones
Name Christopher D. Jones
Title Vice President

S-11	[Fourth Amendement 3-Year]

Barclays Bank PLC
By	/s/ Alison McGuigan
Name Alison McGuigan
Title Associate Director

S-12	[Fourth Amendement 3-Year]

The Bank of New York
By	/s/ Kenneth R. McDonnell
Name Kenneth R. McDonnell
Title Vice President

S-13	[Fourth Amendement 3-Year]

Bank of America, N.A.
By	/s/ Steven A. Mackenzie
Name Steven A. Mackenzie
Title Senior Vice President

S-14	[Fourth Amendement 3-Year]